                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            VOLUNTEER BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             VOLUNTEER BANCORP INC.


                               Parent Company of:

                       THE CITIZENS BANK OF EAST TENNESSEE
                                  P.O. Box 550
                             Rogersville, TN. 37857

                                                                  April 20, 1999

TO THE SHAREHOLDERS OF VOLUNTEER BANCORP, INC.

         In connection with the Annual Meeting of Shareholders of Volunteer Bancorp, Inc. to be held on May 20, 1999, we enclose a notice of Annual Shareholder's Meeting, a proxy statement, and a form of proxy.

         At the meeting, you will be asked to elect four (4) directors for a three-year term or until their successors are duly elected and qualified and to ratify the appointment of Welch & Associates, Ltd., as the Corporation's independent accountants and auditors for 1999. Information about these matters is contained in the attached proxy statement.

         We have enclosed for your information the Corporation's Consolidated Financial Statements as reported on by Welch & Associates, Ltd.

         You are cordially invited to attend the Annual Meeting of Shareholders in person. We would appreciate your completing the enclosed form of proxy so that your shares can be voted in the event you are unable to attend the meeting. If you are present at the meeting and desire to vote your shares personally, your form of proxy will be withheld from voting upon your request prior to balloting. We urge you to return your proxy card to us in the stamped envelope as soon as possible.

                                Sincerely yours,

                                William E. Phillips
                                Chairman of the Board

                             VOLUNTEER BANCORP, INC.
                              210 EAST MAIN STREET
                          ROGERSVILLE, TENNESSEE 37857

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 20, 1999

         Notice is hereby given that the Annual Meeting of Shareholders of Volunteer Bancorp, Inc. (the "Company"), will be held on May 20, 1999, at 10:00 A.M., local time, in the corporate offices of the Company at 210 East Main Street, Rogersville, Tennessee 37857, for the following purposes:

         1. To elect four (4) directors to serve a three-year term or until their successors have been duly elected and qualified.

         2. To ratify the authorization of the selection of Welch & Associates, Ltd., to serve as the Company's independent auditors for the year 1999.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on April 15, 1999, are entitled to notice of and to vote at the Annual Shareholders' Meeting.

                                By Order of the Board of Directors




                                H. Lyons Price
                                Secretary


                                    IMPORTANT

         WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE STAMPED ENVELOPE PROVIDED.

                             VOLUNTEER BANCORP, INC.
                              210 EAST MAIN STREET
                          ROGERSVILLE, TENNESSEE 37857

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 20, 1999

                     INFORMATION CONCERNING THE SOLICITATION

         This statement is furnished in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders (the "Annual Meeting") of Volunteer Bancorp, Inc. (the "Company") to be held on May 20, 1999, at 10:00 A.M., local time, in the corporate offices of the Company at 210 East Main Street, Rogersville, Tennessee 37857 and at any adjournment or adjournments thereof.

         At the Annual Meeting, the shareholders will vote to elect four (4) directors and to ratify the selection of Welch & Associates, Ltd., as the Company's independent auditors for the year 1999. The affirmative vote of a plurality of the shares present or represented at the meeting, if a quorum exists, is required to elect the directors and to ratify the selection of Welch & Associates, Ltd., as the Company's independent auditors for the year 1999. The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

         Shareholders are urged to sign the enclosed form of proxy and return it promptly in the envelope enclosed for that purpose. Proxies will be voted in accordance with the shareholder's directions. If no directions are given, proxies will be voted FOR the election of the nominees named herein as directors and FOR the ratification of the selection of Welch & Associates, Ltd., as the Company's independent auditors for the year 1999.

         The Board of Directors knows of no other business to be presented at the Annual Meeting. If any other business is properly presented, the person named in the enclosed proxy will use his discretion in voting the shares. The proxy may be revoked at any time prior to the voting thereof by written request to the Company at 210 East Main Street, Rogersville, Tennessee 37857, Attention:
H. Lyons Price, Secretary. The proxy may also be revoked by submission to the Company of a more recently dated proxy. The giving of the proxy will not affect the right of a shareholder to attend the Annual Meeting and vote in person.

         The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company. The entire cost of soliciting these proxies will be borne by the Company. In addition to being solicited through the mails, proxies may be solicited personally or by telephone or telegraph by officers, directors and employees of the Company who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons, who will be reimbursed for their reasonable expenses incurred in such connection. It is expected that this Proxy Statement will first be sent to shareholders on April 27, 1999.

                 SHAREHOLDERS' PROPOSALS FOR 2000 ANNUAL MEETING

         Shareholders' proposals intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Company no later than December 1, 1999, for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                          OUTSTANDING VOTING SECURITIES

         Only shareholders of record on April 15, 1999, are entitled to notice of and to vote at the Annual Meeting. On that date there were 539,027 shares of Common Stock issued and outstanding. The holder of each share of common stock is entitled to one vote on all matters submitted before the Annual Meeting or any adjournments of the Annual Meeting.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of April 15, 1999, the Company's records indicated that the following number of shares were beneficially owned by (i) each person known by the Company to beneficially own more than 5% of the Company's shares; (ii) directors and persons nominated to become directors of the Company and executive officers; and (iii) directors and executive officers of the Company as a group.

                           Amount and Nature
     Name of            of Beneficial Ownership           Percent
  Beneficial Owner        (Number of Shares)              of Class
  ----------------        ------------------              --------
(i)   Ralph T. Hurley            85,500                     15.86%
      Route 2  Box 157
      Sneedville, TN 37869
(ii)  William E. Phillips(1)     21,755                      4.03
      Lawrence Gray(2)           18,601                      3.45
      Shirley A. Price            7,957                      1.47
      Reed D. Matney              8,343                      1.54
      Leon Gladson                3,683                         *
      Eddie Freeman               1,852                         *
      G. Douglas Price(3)        15,894                      3.00
      Gary E. Varnell(4)         16,220                      3.00
      Scott F. Collins            1,607                         *
      H. Lyons Price              6,125                      1.13
      George L. Brooks            6,125                      1.13

      M. Carlin Greene           11,678
      Dr. Truett H. Pierce(5)    12,231                       2.26
      Neil D. Miller             11,110                       2.06
(iii) Directors and executive   143,181                      26.05%
      officers as a group (14
      persons)

-------------
*        Less than 1%

(1) Includes 12,211 shares owned by the Joe H. Wilson Trust, for which Mr. Phillips serves as Co-Trustee.

(2) Includes 12,211 shares owned jointly with his father, for which he disclaims voting and investment power.

(3) Includes 6,105 shares owned by his spouse, for which he disclaims voting and investment power.

(4)      Includes 200 shares owned jointly with his two sons.

(5) Includes 9,158 shares owned by his spouse, for which he disclaims voting and investment power.

                        PROPOSAL 1. ELECTION OF DIRECTORS

         At the Annual Meeting, four (4) directors are nominees for election to hold office for a three-year term or until their successors are elected and qualified. If any nominee should be unable to accept nomination or election as a director, which is not expected, the proxies may be voted with discretionary authority for a substitute designated by the Board of Directors. The election of a director requires the affirmative vote of a plurality of shares present or represented at the meeting.

                    Management of the Company recommends the
                       election of the following nominees:

                           William E. Phillips
                           Neil D. Miller
                           Scott Collins
                           Lawrence E. Gray

         Following is certain information regarding the directors, nominee directors and executive officers of the Company.

         REED D. MATNEY (49) has served as the President and Director since 1994. Mr. Matney was employed by First Union National Bank of Tennessee until April 1994 and he was employed by the Bank in May 1994.

         G. DOUGLAS PRICE (58) has served as Director since 1994. Mr. Price is employed as the Executive for Hawkins County, Tennessee.

         WILLIAM E. PHILLIPS (51) has served as Chairman of the Board since 1994. Mr. Phillips is an attorney with the law firm of Phillips and Hale in Rogersville, Tennessee.

         H. LYONS PRICE (64) has served as the Secretary/Treasurer and Director since 1994. Mr. Price was employed by First Union National Bank of Tennessee until June 1993.

         GARY E. VARNELL (52) has served as a Director of the Company since 1994. Mr. Varnell is the owner and operator of a retail office products store in Rogersville, Tennessee.

         DR. TRUETT H. PIERCE (71) has served as a Director of the Company since 1994. Dr. Pierce practices medicine in Sneedville, Tennessee.

         GEORGE L. BROOKS (69) has served as a Director of the Company since 1994. Mr. Brooks retired from Citizens Union Bank in 1993 and resides in Rogersville, Tennessee.

         SHIRLEY A. PRICE (64) has served as a Director of the Company since 1994. Ms. Price is an insurance agent in Rogersville, Tennessee.

         LEON GLADSON (73) has served as a Director of the company since 1994. Mr. Gladson is a retired businessman and resides in Rogersville, Tennessee.

         EDDIE FREEMAN (46) has served as a Director of the Company since 1995 and serves as Vice President and Manager of the Bank's Church Hill office.

         NEIL D. MILLER (79) has served as a Director of the Company since 1994. Mr. Miller is a farmer in Rogersville, Tennessee.

         M. CARLIN GREENE (56) has served as a Director of the Company since 1994. Mr. Greene is a real estate agent and farmer in Sneedville, Tennessee.

         SCOTT F. COLLINS (50) has served as a Director of the Company since 1994. Mr. Collins is the Hancock County Clerk & Master in Sneedville, Tennessee.

         LAWRENCE E. GRAY (54) has served as a Director of the Company since 1994 and serves as Executive Vice President of the Bank.

         No director of the company is a director or executive officer of another bank holding company, bank saving and loan association, or credit union.

                   INFORMATION REGARDING MEETINGS OF DIRECTORS

         During the last fiscal year (1998), the Board of Directors of the Company held two (2) meetings. The Directors of the Company also serve as directors of the Bank. The Board of Directors of the bank held twelve (12) meetings in 1998. No director attended less than 75% of the meetings held by the Company or the Bank during 1998. The Directors received no compensation as directors of the Company but as directors of the Bank received $300 for each meeting attended.

         The Board of Directors has three committees. Messrs. Phillips, H. Lyons Price and Matney serve as the Executive Committee, Messrs. G. Douglas Price, Gladson and Collins serve as members of the Audit Committee and Messrs. Phillips, Matney, H. Lyons Price and G. Douglas Price serve as members of the Trust Committee. These persons receive no compensation as members of such committees.

                             EXECUTIVE COMPENSATION

         The following table sets forth the aggregate cash compensation paid by the Company to the chief executive officer to the Company. No other executive officer of the Company received cash compensation in excess of $100,000 (determined as of the end of 1997) for the years ended December 1998, 1997, and 1996.

                                             Annual Compensation
Name and Position                 Year           Salary ($)
-----------------                 ----           ----------
Reed D. Matney                    1998            78,000
Chief Executive Officer           1997            72,000
                                  1996            66,000



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company expects to have in the future banking and other business transactions in the ordinary course of its banking business with directors, officers, and 10% beneficial owners of the Company and their affiliates, including members of their families, or corporations, partnerships, or other organizations in which such officers or directors have controlling interest, on substantially the same terms (including price, or interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated parties. Any such banking transactions will not involve more than the normal risk of collectibility nor present other unfavorable features to the Company or the Bank. The law firm of Phillips & Hale, of which Chairman Phillips is a partner, serves as general counsel for the Company.

                  PROPOSAL 2. RATIFICATION OF AUTHORIZATION FOR
             THE AUDIT COMMITTEE TO SELECT 1999 INDEPENDENT AUDITORS

         The Board of Directors has authorized the selection of Welch & Associates, Ltd., as the Company's independent auditors for the year 1999. The selection is subject to approval by the shareholders not later than the date of the Annual Meeting. Welch & Associates, Ltd., has served as independent auditors of the Company since 1994 and for the year ended December 31, 1998. Representatives of the firm will be present at the Annual Meeting, have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is required to authorize the selection of Welch & Associates, Ltd., as the Company's independent auditors for the year 1999.

         THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" RATIFICATION OF THE SELECTION OF WELCH & ASSOCIATES, LTD., AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR 1999.

                                  OTHER MATTERS

         The Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the persons named in the enclosed Proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

         UPON THE WRITTEN REQUEST OF ANY RECORD HOLDER OR BENEFICIAL OWNER OF COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING, THE COMPANY, WITHOUT CHARGE, WILL PROVIDE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS SHOULD BE DIRECTED TO H. LYONS PRICE, SECRETARY, VOLUNTEER BANCORP, INC., 210 EAST MAIN STREET, ROGERSVILLE, TENNESSEE 37857.

                                 BY ORDER OF THE BOARD OF DIRECTORS



                                 William E. Phillips
                                 Chairman of the Board

Rogersville, Tennessee
April 20, 1999

                                                                      APPENDIX A


                                      PROXY

                             VOLUNTEER BANCORP, INC.
               210 EAST MAIN STREET, ROGERSVILLE, TENNESSEE 37857

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned appoints William E. Phillips and H. Lyons Price or either of them with the full power of substitution and revocation as Proxy to vote all shares of stock standing in my name on the books of Volunteer Bancorp, Inc. (the "Company") at the close of business on April 15, 1999, which I would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held in the Company's offices at 210 East Main Street, Rogersville, Tennessee 37857, on May 20, 1999, at 10:00 A.M., local time, and at any and all adjournments, upon the matters set forth in the notice of said meeting. The Proxy is further authorized to vote in his discretion as to any other matters which may come before the meeting. The Board of Directors at the time of preparation of the Proxy Statement knows of no business to come before the meeting other that referred to in the Proxy Statement.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW AND WHEN NO INSTRUCTIONS ARE GIVEN WILL BE VOTED FOR THE PROPOSALS DESCRIBED IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ON THIS PROXY.

     (1) Election of four (4) Directors

         ___ For all nominees listed below (except as indicated to the contrary below).

         ___      WITHHOLD AUTHORITY to vote for all nominees listed below.

                  William E. Phillips
                  Neil D. Miller
                  Scott Collins
                  Lawrence Gray

                  Instruction: To withhold authority to vote for any individual nominee, write such nominee's name in the space provided below.

                  ------------------------------------------------

     (2) To ratify the selection of Welch & Associates, Ltd., as the Company's independent auditors for the year 1999.

          ___  For            ___  Against        ___  Abstain


The undersigned hereby acknowledges receipt of notice of said meeting and the related Proxy Statement.

Dated:  __________________         Signed

                                   ____________________________________________

[Label to be placed here]          Signed

                                   _____________________________________________
                                   Shareholder signs here exactly as shown on the label affixed hereto. Administrator, Trustee, or Guardian, please give full title. If more than one Trustee, all should sign. All Joint Owners should sign.

Please indicate if you plan to attend the Shareholder's Meeting.

______Yes, I plan to attend the Shareholder's Meeting.
______No, I do not plan to attend the Shareholder's Meeting.

                        PLEASE COMPLETE, SIGN, DATE, AND
                    RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.